EXHIBIT 10.10

Business License of Beijing Shan Shi Dai Technology Development Ltd.
CHINESE and ENGLISH

编号:№0860216

企业法人营业执照

（副　本）(2-2)

注册号 110108010798937

名　　称	北京远山时代科技发展有限公司
住　　所	北京市海淀区中关村东路６６号２号楼２５０３Ｇ５
法定代表人	爱伦·罗伯特·罗宾道夫（ALLAN RABINOFF）
注册资本	人民币40万元
实收资本	人民币40万元
公司类型	有限责任公司（外国法人独资）
经营范围	研究、开发信息技术、网络和通讯技术；提供技术服务、技术咨询、技术转让；技术进出口、货物进出口、代理进出口（不含分销业务）。（该企业2008年9月17日前为内资企业，于2008年9月17日变更为外商投资企业。）

股东（发起人）　中国WI-MAX通信有限公司

营业期限　自 2008年02月04日 至 2028年09月16日

成立日期　2008年02月04日

须　知

1. 《企业法人营业执照》是企业法人资格和合法经营的凭证。
2. 《企业法人营业执照》分为正本和副本，正本和副本具有同等法律效力。
3. 《企业法人营业执照》正本应当置于住所的醒目位置。
4. 《企业法人营业执照》不得伪造、涂改、出租、出借、转让。
5. 登记事项发生变化，应当向公司登记机关申请变更登记，换领《企业法人营业执照》。
6. 每年三月一日至六月三十日，应当参加年度检验。
7. 《企业法人营业执照》被吊销后，不得开展与清算无关的经营活动。
8. 办理注销登记，应当交回《企业法人营业执照》正本和副本。
9. 《企业法人营业执照》遗失或者毁坏的，应当在公司登记机关指定的报刊上声明作废，申请补领。

年度检验情况

登记机关　北京市工商行政管理局

200[illegible]年 09月 [illegible]日

Corporate Business License

Registration No. 110108010798937

Name: Beijing Yuan Shan Shi Dai Technology Development Ltd.
Address: Room 2503G5, Building 2, 66 East Zhong Guan Chun Rd, HaiDian District, Beijing
Name of Legal Representative: Allan Rabinoff
Registered Capital: 400,000RMB
Capital contributed: 400,000RMB
Type of Company: A limited liability company (solely owned by a foreign corporation)

Business Scope:
Research and Development of information technology, network and communication technology; providing technical service, technical consultation, and technical transfer; Import & Export of technology and goods, agent as import and export business (excluding distribution business). This enterprise was a domestic enterprise before September 17, 2008, and changed into a foreign invested enterprise on September 17, 2008)

Shareholder: China Wi-Max Communications

Business Duration: From Feb.4, 2008 to September 16, 2028
Date of Establishment: Feb. 4, 2008

Serial No. 0860216

Notes

1. "Corporate business license" is a corporate qualification for legitimate business certificate.
2. "Corporate business licenses" is divided into an original and a copy, the original and copy have the same legal effect.
3. "Corporate business licenses" original should be placed prominently in the place of business.
4. "Corporate business licenses" shall not be forged, altered, leased, lent or transferred.
5. When registration items change, the company should apply the change to the registration organization and renew the "corporate business licenses".
6. Each year from March 1 to June 30, the company must participate in an annual check.
7. If the "Corporate business licenses" is canceled, the company can not carry out any business except that relating to liquidation activities.